Hartford Life Insurance Company Separate Account Seven:

333-148564	Hartford Leaders – Universal
333-148570	Hartford Leaders (Series IV)
Hartford Leaders Platinum
Hartford Leaders / Chase
Huntington Hartford Leaders
Hartford Leaders Ultra
Hartford Leaders Select
333-148554	Hartford Leaders Edge (Series IV)
333-148553	Hartford Leaders Foundation

Hartford Life and Annuity Insurance Company Separate Account Seven:

333-148565	Hartford Leaders – Universal
333-148561	Hartford Leaders (Series IV)
333-148555	Hartford Leaders Edge (Series IV)
333-148566	Hartford Leaders Foundation

Supplement Dated June 10, 2008 to your Prospectus Dated May 1, 2008

Supplement Dated June 10, 2008 to your Prospectus

The Mortality & Expense Risk Charge in Appendix C.I “Comparison Table” are deleted and replaced with the following:

Access	1.50%
Core	1.05%
Outlook	1.45%
Plus	1.45%

This Supplement Should Be Retained With The Prospectus For Future Reference.

HV-6697